Exhibit 99.1

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[LOGO]

Financial and Operating Overview

May 2006

Management Participants

Doug Miller	Chairman and CEO

Steve Smith	Vice Chairman and President

Paul Rudnicki	Financial Planning Manager

[LOGO]

Forward Looking Statements

This 1st quarter 2006 review contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:

•              our future financial and operating performance and results;

•              our business strategy;

•              market prices;

•              our future commodity price risk management activities; and

•              our plans and forecasts.

We have based these forward-looking statements on our current assumptions, expectations and projections about future events.

We use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “continue,” “intend,” “plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this quarterly report, including, but not limited to:

•                                          fluctuations in prices of oil and natural gas;

•                                          future capital requirements and availability of financing;

•                                          estimates of reserves;

•                                          geological concentration of our reserves;

•                                          risks associated with drilling and operating wells;

•                                          discovery, acquisition, development and replacement of oil and natural gas reserves;

•                                          cash flow and liquidity;

•                                          timing and amount of future production of oil and natural gas;

•                                          availability of drilling and production equipment;

•                                          marketing of oil and natural gas;

•                                          developments in oil-producing and natural gas-producing countries;

•                                          competition;

•                                          general economic conditions;

•                                          governmental regulations;

•                                          receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts;

•                                          hedging decisions, including whether or not to enter into derivative financial instruments;

•                                          actions of third party co-owners of interests in properties in which we also own an interest; and

•                                          fluctuations in interest rates.

We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this quarterly review, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2005.

Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.  Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.

The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use the terms “probable”, “possible” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.  While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers

Summary of Recent Developments

•                  February 2006:

•                  Completed IPO on February 14, 2006 with sale of 53.6 million shares and net proceeds of $662 million

•                  Retired $735.5 million of Equity Buyout and TXOK acquisition debt

•                  Redeemed $158.8 million of preferred stock and recorded the acquisition of TXOK properties

•                  March 2006:

•                  Consolidated credit facilities and increased borrowing base to $750 million.

•                  April 2006:

•                  Completed West Texas acquisition for $85.7 million

•                  Completed Appalachian acquisition for $115 million

•                  Signed PSA on East Texas acquisition for $51.6 million

•                  May 2006:

•                  Reported first quarter oil and gas revenues of $70.3 million, $87.9 million proforma

•                  Reported Adjusted EBITDA of $52.8 million, $72.1 million proforma

Investment Highlights

•                  High quality asset base in established basins

•                  Continued emphasis on East Texas and Appalachia

•                  Spud 10 wells in 1st Quarter in East Texas and 41 in Appalachia

•                  Thru May 15, 2006, spud 16 wells in East Texas and 69 in Appalachia

•                  Closed $115 million acquisition in Appalachia in April

•                  Signed PSA in April on $51.6 million acquisition in East Texas

•                  Entered into an exciting new area in West Texas with an $85.7 million acquisition in April

•                  Have spud 6 wells since the acquisition date

•                  All areas are characterized by long-life – 16.1 years at March 31, 2006, 18.6 years pro forma

•                  Multi-year development drilling and exploitation project inventory

•                  Increased drilling locations through acquisitions from 1,674 to 4,302 since January 1, 2006 (proved from 756 to 2,394)

•                  431 wells and 178 exploitation projects scheduled for 2006

•                  Successful acquisition and operations track record

•                  Finished acquisition of TXOK and booked 224 Bcfe in February 2006

•                  Increased proved reserves from 668 Bcfe (including TXOK) to 863 Bcfe

•                  Spud 122 wells since January 1, 2006 — no dry holes drilled

•                  Continue to operate over 85% of our properties.

•                  Experienced management team with significant employee ownership

•                  Total of 380+ employees, up from 329 in December

•                  Added experienced geological, engineering, accounting and tax personnel

•                  Management and employees own 12.4% of EXCO stock.  All full-time employees are compensated with stock options

EXCO Resources, Inc.
Diversified Reserve Base

•	Total pro forma proved reserves(1)= 863 Bcfe	•	Total pro forma reserves(1)= 1,218 Bcfe

[GRAPHIC]

(1)                                  Reserves are 12/31/05 SEC pro forma for the TXOK acquisition and include the recent West Texas and Appalachian acquisitions.  Total current production, as of May 15, 2006, is approximately 127 Mmcfe/d.

1st Quarter 2006 Financial Review

EXCO Resources, Inc.
1st Quarter 2006 Highlights

	Q1 2006
	Reported	Pro Forma(1)	Q1 2005
	(In millions, except for production)
Oil and natural gas revenues	$70.3	$87.9	$39.0

Net income (loss)(2)	$37.2	$57.0	$(28.7)

Operating cash flow(3)	$41.6	$61.6	$(40.0)

Adjusted EBITDA(3)	$52.8	$72.1	$23.6

Average production – Mmcfe/d	89.9	113.5	65.7

(1)          Includes the first 44 days of production from TXOK Acquisition, Inc.

(2)          Net income (loss) from continuing operations.

(3)          Non-GAAP measures, please see tables on slide 27 -30 for reconciliations to most comparable GAAP measures.

Unit Operating Statistics

	1st Quarter		Change
	2005	2006	Amount	Percent
Production volumes:
Oil – Mbbls	126	148	22	17%
Gas – Mmcf	5,156	7,205	2,049	40%
Total – Mmcfe	5,912	8,093	2,181	37%

Realized pricing(1):
Oil per Bbl	$47.09	$60.76	$13.67	29%
Gas per Mcf	$6.40	$8.51	$2.11	33%
Per Mcfe	$6.58	$8.69	$2.11	32%

Production costs per Mcfe:
Operating costs	$0.75	$0.87	$0.12	16%
Production taxes	$0.40	$0.55	$0.15	38%
Total production costs	$1.15	$1.42	$0.27	23%

(1)          Does not include cash settlements of derivatives.

Operating Results

	1st Quarter		Change
	2005	2006	Amount	Percent
		(In thousands)
Revenues and other income:
Oil	$5,933	$8,993	$3,060	52%
Natural gas	32,996	61,347	28,351	86%
Other income	389	2,031	1,642	422%
Cash settlements on derivatives(1)	(3,723)	(2,795)	928	25%
Total revenues	35,595	69,576	33,981	95%

Cost and expenses:
Operating costs	4,418	7,035	2,617	59%
Production taxes	2,371	4,450	2,079	88%
Total production costs	6,789	11,485	4,696	69%
General and administrative(2)	5,204	5,311	107	2%
Total costs and expenses	11,993	16,796	4,803	40%

Adjusted EBITDA(3)	$23,602	$52,780	$29,178	124%

(1)          Excludes $52.6 million of derivative termination expense in 2005.

(2)          Excludes $598 thousand of stock option compensation expense in 2006.

(3)          Non-GAAP measure, please see table on slide 23 for reconciliation to most comparable GAAP measure.

Pro Forma Unit Operating Statistics

	1st Quarter 2006
	TXOK 44
	As Reported	day period	Pro Forma
Production volumes:
Oil – Mbbls	148	38	186
Gas – Mmcf	7,205	1,890	9,095
Total – Mmcfe	8,093	2,118	10,211

Realized pricing(1):
Oil per Bbl	$60.76	$61.66	$60.95
Gas per Mcf	$8.51	$8.03	$8.41
Per Mcfe	$8.69	$8.27	$8.60

Production costs per Mcfe:
Operating costs	$0.87	$0.80	$0.86
Production taxes	$0.55	$0.70	$0.58
Total production costs	$1.42	$1.50	$1.44

(1)          Does not include cash settlements of derivatives.

Pro Forma Operating Results

	1st Quarter 2006
	TXOK 44
	As Reported	Day Period	Pro Forma
	(In thousands)
Revenues and other income:
Oil	$8,993	$2,343	$11,336
Natural gas	61,347	15,179	76,526
Other income	2,031	381	2,412
Cash settlements on derivatives	(2,795)	5,144	2,349
Total revenues	69,576	23,047	92,623

Cost and expenses:
Operating costs	7,035	1,688	8,723
Production taxes	4,450	1,491	5,941
Total production costs	11,485	3,179	14,664
General and administrative(1)	5,311	515	5,826
Total costs and expenses	16,796	3,694	20,490

Adjusted EBITDA(2)	$52,780	$19,353	$72,133

(1)          Excludes $598, $35, and $633 thousand of stock option compensation expense as reported, for the TXOK 44 day period, and pro forma, respectively.

(2)          Non-GAAP measure, please see table on slide 23 for reconciliation to most comparable GAAP measure.

Liquidity and Financial Position

	March 31, 2006	May 11, 2006
	(In thousands)
Cash	$35,422	$16,362

Debt:
Bank debt	$108,500	$283,500
Senior notes(1)	444,720	444,720
Total debt	553,220	$728,220
Shareholders’ equity	1,069,760
Total capitalization	$1,622,980

Debt to total capitalization	34%

Borrowing base	$750,000	$750,000
Unused borrowing base	641,500	466,500

(1)          Excludes unamortized bond premium.

Derivatives Summary
As of March 31, 2006, including all trading activity through May 19, 2006
(In thousands, except prices)

				Weighted
	NYMEX gas	Weighted	Basis protection	average		Weighted
	volume—	average contract	volume—	differential to	NYMEX oil	average contract
	Mmbtus	price per Mmbtu	Mmbtus	NYMEX	volume— Bbls	price per Bbl
Q2 2006	5,580	$7.67	1,365	$(0.32)	114	$68.61
Q3 2006	6,274	7.63	1,380	(0.32)	174	70.81
Q4 2006	6,134	8.21	1,380	(0.32)	173	71.02
2007	29,790	8.52	—	—	734	69.53
2008	25,140	8.51	—	—	348	63.85
2009	7,705	7.14	—	—	120	60.80
2010	6,985	6.63	—	—	108	59.85
2011	1,825	4.51	—	—	—	—
2012	1,830	4.51	—	—	—	—
2013	1,825	4.51	—	—	—	—
Total	85,778		4,125		1,771

	Floors				Ceilings
		Weighted		Weighted		Weighted		Weighted
		average		average		average		average
	Gas	contract	Oil	contract	Gas	contract	Oil	contract
	volume—	price per	volume—	price per	volume—	price per	volume—	price per
	Mmbtus	Mmbtu	Bbls	Bbl	Mmbtus	Mmbtu	Bbls	Bbl
Q2 2006	1,365	$6.15	27	$50.35	1,365	$10.00	27	$60.00
Q3 2006	1,380	6.15	27	50.35	1,380	10.00	27	60.00
Q4 2006	1,380	6.15	27	50.35	1,380	10.00	27	60.00
Total	4,125		81		4,125		81

1st Quarter 2006 Operational Review

EXCO Resources, Inc.
Snapshot

	Q1 2006		Current
Average Daily Sales, Mmcfe/d	113.5		127.0
Total Proved Reserves, Bcfe	668	(1)	863	(3)
Reserve Life, Years	16.1	(2)	18.6	(4)
Drilling Locations	1,674		4,302
Number Proved	756		2,394
Approximate Net Acreage	825,000		974,000
Well Count
Gross	6,468		7,693
Net	5,189		6,155
Employees	329		386

(1)           SEC 12/31/05 total proved reserves.

(2)           Based upon SEC 12/31/05 total proved reserves and 1st quarter 2006 average daily volumes annualized.

(3)           SEC 12/31/05 total proved reserves plus West Texas and Appalachian proved reserves at the time of acquisition.

(4)           Based upon total proved reserves of 863 Bcfe and current daily volume annualized.

Proved Reserves and Current Production Estimates

		Total Proved
	Production	Reserves
	(Mmcfe/d)	(Bcfe)

EXCO	118	668
West Texas acquisition	4	33
Appalachian acquisition	5	162
Total	127	863

2006 Q1 Drilling Activity

	Budgeted	Wells	Wells	Awaiting
	Drill Wells	Spud Q1	Drilling	Completion	Completed	Dry Holes
	Q1 2006	2006	at 3/31/06	at 3/31/06	Q1 2006	Q1 2006

Appalachia	40	41	4	9	28	0

TXOK(1)	9	15	6	5	4	0

EXCO U.S.	6	17	2	7	8	0

Total	55	73	12	21	40	0

Thru 5/15/2006		122	16	27	79	0

(1)          TXOK includes full quarter activity.

2006 Capital Budget(1)

	Number of
	Wells/Projects	Budget
		($MM)

Original drilling budget	286	134
West Texas acquisition	71	20
Appalachian acquisition	74	13
Total drill wells	431	167
Exploitation projects	178	8
Operations and other	—	17
Corporate	—	9
Total	609	201

(1)          Includes a full year of TXOK budgeted capital.

2006 Pro Forma Capital Program(1)
Drilling & Exploitation Economic Summary

	Unrisked	Risked(2)
Investment, $MM	175	175
Reserves Developed, Bcfe	115	95
Finding Cost, per Mcfe	$1.52	$1.84

Finding Cost by Area, per Mcfe:
Appalachia	$1.34	$1.53
U.S. (excluding Appalachia)	$1.60	$2.00

(1)          Includes full year of TXOK and recent acquisitions.

(2)          Reserves reduced to 60 – 90% of unrisked (area specific).

Recent Acquisition Activity

West Texas Acquisition

•                  50% interest in approximately 19,000 acres for $85.7 million closed on April 5, 2006. An additional 5,000 acres at $4.3 million is under contract for closing in January 2007.

•                  Production of approximately 4 Mmcfe per day from 38 producing wells

•                  Approximately 33 Bcfe of proved reserves

•                  77% natural gas and 27% proved developed

•                  Approximately 80 Bcfe of probable and possible reserves

•                  Three rigs currently drilling; plan to have four rigs drilling by year end

•                  71 wells to be drilled in 2006

•                  More than 200 wells necessary to fully develop the acreage

Appalachian Basin Acquisition

•                  Acquired privately held company for $115 million on April 28, 2006

•                  Primarily located in Pennsylvania, Ohio and West Virginia

•                  Production of approximately 5 Mmcfe per day from 1,187 producing wells

•                  Approximately 162 Bcfe of proved reserves

•                  96% natural gas and 25% proved developed

•                  Approximately 51 Bcfe of probable and possible reserves

•                  Three rigs drilling by year end; continuous program for many years

•                  178,000 acres held by production and over 2,000 estimated drilling locations of which 68% are proven

•                  358 miles of gathering lines

Pending Acquisition

East Texas Acquisition

•                  Signed PSA on acquisition of producing and undeveloped oil and gas properties for $51.6 million on April 10, 2006

•                  Located in the Cotton Valley trend in East Texas

•                  Production of approximately 4 Mmcfe per day from 17 producing wells

•                  Approximately 28 Bcfe of proved reserves

•                  99% natural gas and 74% proved developed

•                  Approximately 10 Bcfe of probable reserves

•                  One to two rigs drilling by third quarter, 20 drilling locations

•                  2,000 net acres held by production and 10,500 net undeveloped acres

Questions and Answers

Supplemental Data

Non-GAAP Reconciliations

Reconciliation of condensed consolidated cash flow from operating activities

(Unaudited, in thousands)

	Quarter ended	Quarter ended
	March 31,	March 31,
	2005	2006

Net cash provided by (used in) operating activities	$(114,974)	$62,880
Net change in working capital	11,258	(21,261)
Net cash used in operating activities of discontinued operations	63,750	—

Cash flow from operations before changes in working capital, non-GAAP measure	$(39,966)	$41,619

Non-GAAP Reconciliations

Condensed consolidated EBITDA and adjusted EBITDA reconciliations

(Unaudited, in thousands)

	Quarter ended	Quarter ended
	March 31, 2005	March 31, 2006
Net income	$92,216	$37,152
Interest expense	8,751	16,345
Income tax expense (benefit)	(18,207)	22,869
Depreciation, depletion and amortization	7,856	20,677
EBITDA(1)	90,616	97,043
Accretion of discount on asset retirement obligations	203	302
Non-cash change in fair value of derivative financial instruments	1,065	(43,570)
Commodity price risk management contracts termination expense	52,602	—
Stock based compensation expense	—	598
Equity in net income of TXOK Acquisition, Inc.	—	(1,593)
Income from discontinued operations	(120,884)	—
Adjusted EBITDA(1)	$23,602	$52,780
Interest expense	(8,751)	(16,345)
Income tax expense (benefit)	18,207	(22,869)
Amortization of deferred financing costs	444	5,877
Deferred income taxes	(24,327)	22,176
Gain on sale of other assets	3,461	—
Changes in operating assets and liabilities	(11,258)	21,261
Commodity price risk management contracts termination expense	(52,602)	—
Net cash used in operating activities of discontinued operations	(63,750)	—
Net cash provided by (used in) operating activities	$(114,974)	$62,880

(1) Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA,” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization.  “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivative financial instruments, commodity price risk management contracts termination expense, stock based compensation expense, equity in net income of TXOK Acquisition, Inc., and income from discontinued operations.  We have presented Adjusted EBITDA because it is the financial measure that is used in covenant calculations required under our credit agreement and compliance with the liquidity and debt incurrence covenants included in this agreement is considered material to us.  Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others.  EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP.  EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities.  As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.